Exhibit 99.1

Contact: Lauren Rose Phone: +61 438 123 177 Email: lauren.rose@cthermal.com

American Critical Resources and Plum Acquisition Corp. IV Announce Letter of Intent for a Proposed Business Combination Aimed to Advance U.S. Energy and Critical Minerals Security

IMPERIAL COUNTY, CA and NEW YORK, NY – Dec. 19, 2025 / EIN Presswire / -- American Critical Resources (“ACR”), a subsidiary of Controlled Thermal Resources Holdings Inc. (“CTR”), and Plum Acquisition Corp. IV (Nasdaq: PLMK) (“Plum IV”), a publicly traded special purpose acquisition company, have entered into a non-binding letter of intent (“LOI”) for a proposed business combination. Upon completion, the combined company is expected to be publicly listed on a national securities exchange in the United States.

American Critical Resources was formed to advance CTR’s Hell’s Kitchen development at the Salton Sea in California – known as one of the world’s most prolific geothermal lithium resources and considered one of the most strategically important energy and critical minerals resources in the United States. ACR is expected to deliver approximately 50 megawatts of renewable baseload electricity and an estimated annual production of up to 100,000 metric tons of lithium carbonate over four project stages.

Supported by strategic partnerships, the project has secured over US$ 285 million in private investment to date and has successfully demonstrated its direct minerals extraction process with the completion of a Definitive Feasibility Study validated by Baker Hughes.

Beyond power and lithium, research and development is underway to seek to unlock additional critical minerals identified by the Idaho National Laboratory, including potash, zinc, manganese, rubidium, cesium, and rare earth materials vital to U.S. national security.

Joining Forces to Build U.S. Energy and Minerals Leadership

Plum IV’s management team brings extensive experience in SPAC transactions, operational acceleration, and structured capital markets. The proposed combination reflects the growing alignment between U.S. policy and private sector initiatives to strengthen domestic capacity across energy and critical minerals.

The combination is intended to accelerate ACR’s development timeline, strengthen its balance sheet, and provide access to U.S. public market capital to advance projects that directly support national priorities in energy security, manufacturing, and defense.

Contact: Lauren Rose Phone: +61 438 123 177 Email: lauren.rose@cthermal.com

Statements from Company Leadership

Rod Colwell, CEO of CTR: “ACR is positioned at the center of U.S. energy dominance and national security priorities. Hell’s Kitchen has the resources to deliver baseload energy and critical minerals that will supercharge domestic supply chains and expand U.S. leadership in low-carbon minerals exports. After a decade of development, we are ready to deploy and are delighted to join forces with Plum IV to unlock this vital U.S. resource.”

Kanishka Roy, CEO of Plum IV: “We are pleased to partner with ACR, a company at the forefront of strengthening the U.S. supply chain by delivering critical minerals and renewable energy solutions. We believe this proposed transaction represents a significant opportunity to support a strategic U.S. initiative while creating long-term value for shareholders.”

Definitive Documentation

The parties will announce additional details regarding the proposed business combination if and when a definitive agreement is executed. No assurances can be provided as to the entry into or timing of any definitive agreement or the consummation of any transaction. Any transaction would be subject to the completion of satisfactory due diligence, negotiation of definitive agreements, board and shareholder approvals, regulatory approvals, and other customary conditions.

Advisors

Hall Chadwick is serving as Exclusive Financial Advisor and Lead Capital Markets Advisor to ACR. Cohen & Company Capital Markets is serving as Exclusive Financial Advisor and Lead Capital Markets Advisor to Plum IV. Both firms bring deep expertise in equity capital markets and cross-border transactions. Greenberg Traurig, LLP is serving as legal counsel to Plum IV. Duane Morris LLP is serving as legal counsel to ACR.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, Plum IV or a newly formed holding company will prepare and file a registration statement on Form S-4, including a preliminary proxy statement/prospectus (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). Plum IV urges investors and securityholders to read the proxy statement/prospectus and other documents filed with the SEC when they become available, as they will contain important information regarding the proposed business combination. The Proxy Statement will be distributed to holders of Plum IV’s Class A Ordinary Shares in connection with Plum IV’s solicitation of proxies for the vote by Plum IV’s shareholders with respect to the proposed business combination and other matters as will described therein. All SEC filings will be available free of charge at www.sec.gov, or by directing a request to: Plum Acquisition Corp. IV, 2021 Fillmore St., #2089, San Francisco, California 94115, Attention: Kanishka Roy, or by email at plumir@icrinc.com.

Contact: Lauren Rose Phone: +61 438 123 177 Email: lauren.rose@cthermal.com

Participants in the Solicitation

Plum IV, ACR, and their respective directors, officers, and employees may be deemed participants under SEC rules in the solicitation of proxies in connection with the proposed business combination. Information about Plum IV’s directors and officers is available in Plum IV’s SEC filings.

Additional details regarding the interests of persons involved in the proposed business combination will be included in the proxy statement/prospectus when it becomes available.

Forward-Looking Statements

All information in this press release concerning ACR has been provided solely by ACR and has not been independently verified by Plum IV, which makes no representation or warranty regarding the accuracy or completeness of such information and assumes no obligation to update the information in this press release, except as required by law. This press release includes “forward-looking statements” with respect to Plum IV and ACR. The expectations, estimates, and projections of the businesses of ACR and Plum IV may differ from their actual results, and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to the execution and delivery of a definitive agreement with respect to the proposed business combination, future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of Plum IV and ACR and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the letter of intent; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Plum IV and ACR or other conditions to closing; (4) the inability to obtain or maintain the listing of the combined company’s securities on the Nasdaq Stock Market LLC, the New York Stock Exchange, or another national securities exchange following the proposed business combination; (5) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) risks related to ACR’s business, including fluctuations in demand and prices for lithium and other critical minerals, competition within the industry, the risks inherent in development projects and exploration activities, potential delays or cost overruns in capital expenditures, the ability to secure necessary raw materials, compliance with regulatory requirements, environmental and safety obligations, economic and market conditions, and political or geopolitical developments; (10) the “Risk Factors” sections of the most recent Annual Report on Form 10-K filed with the SEC by Plum IV; and (11) other risks and uncertainties included in documents filed or to be filed with the SEC by Plum IV, ACR and the combined company. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Plum IV and ACR do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances upon which any such statement is based, except as required by law. Past performance by Plum IV and ACR is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Plum IV and ACR as indicative of future performance of an investment or the returns that Plum IV and ACR will, or are likely to, generate going forward.

Contact: Lauren Rose Phone: +61 438 123 177 Email: lauren.rose@cthermal.com

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or regarding the proposed business combination. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction where such offer, solicitation, or sale would be unlawful under the securities laws of any such jurisdiction.

About American Critical Resources (ACR)

American Critical Resources is a U.S.-focused critical minerals and renewable energy company formed by Controlled Thermal Resources Holdings Inc. Its portfolio includes the Stage 1 assets of CTR’s Hell’s Kitchen Project in Imperial County, California, and three additional lithium production facilities. Together, these projects are designed to deliver 50MW of clean baseload renewable power and approximately 100,000 metric tons annually of lithium carbonate, with engineering underway to unlock additional Tier 1 critical minerals such as potash, zinc, manganese, rubidium, and cesium. ACR’s mission is to strengthen U.S. energy security and supply chain resilience by providing strategic resources essential to technology, manufacturing, and defense. For more information visit the website

About Plum Acquisition Corp. IV

Plum Acquisition Corp. IV (Nasdaq: PLMK) is a publicly traded special purpose acquisition company led by an experienced team with a track record of sourcing and executing complex public-market transactions, Plum IV aims to identify companies positioned to deliver long-term value through technological advancements, disruptive business models, and secular long-term trends. For more information visit the website

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